Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report On Form 10-K of Segway IV Corp. for the Year Ended December 31, 2009 I, Donny Smith, Chief Executive Officer and Chief Financial Officer of Segway IV Corp. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.	Such Yearly Report on Form 10-K for the period ended December 31, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
The information contained in such Yearly Report on Form 10-K for the period ended December 31, 2009 fairly presents, in all material respects, the financial condition and results of operations of Segway IV Corp.

By:	/s/ Donny Smith Donny Smith Chief Executive Officer Chief Financial Officer

Dated:	January 29, 2010